UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2016

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Beginning on August 2, 2016, Lakeland Bancorp, Inc. (“the Company”) will participate in the Keefe, Bruyette & Woods 2016 Community Bank Investor Conference, and will make available and distribute to analysts and prospective investors a slide presentation concerning the Company’s business and financial performance. The presentation materials will also be posted to the Company’s Investor Relations website at http://www.lakelandbank.com. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

The Company is not undertaking to update this presentation. The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 of Form 8-K and shall be not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this Form 8-K is not an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Investor Presentation Materials of Lakeland Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: August 1, 2016

Exhibit Index

Exhibit 99.1	Investor Presentation Materials of Lakeland Bancorp, Inc.